UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

April 20, 2016

Date of Report (Date of earliest event reported)

Immune Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Florida	000-54933	59-3226705
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.

37 North Orange Ave, Suite 607, Orlando, FL	32801
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 888-613-8802

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On April 20, 2016 Immune Therapeutics, Inc. (the “Company”) through its wholly owned subsidiary TNI BioTech International a BVI Corporation entered into a Binding Letter of Intent (“LOI”) with Super T-Cell Cancer Co., LTD (“Licensor”) a BVI Corporation. The Board of Directors of the Company unanimously approved the LOI. Pursuant to the Letter of Intent, the Company will issue 6,000,000 shares of common stock to Licensor for rights to Licensor’s technology. In addition, the Company will pay to Licensor a 12% royalty payment upon commercialization of the technology.

On April 21, 2016, the Company issued a press release in the form attached hereto as Exhibit 99.1 related to the LOI.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed herewith.

Exhibit No.	Description

10.1	Binding Letter of Intent Between TNI BioTech International and Super T-Cell Cancer Co., LTD dated April 20, 2016.

99.1	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMMUNE THERAPEUTICS, INC.

Date: April 21, 2016	By:	/s/ Noreen Griffin
Noreen Griffin, CEO